FINANCIAL SERVICES AGREEMENT


          This Agreement (this "Agreement") is made as of this 25th day of January 2000, by and among Coyote Network Systems, Inc., a Delaware corporation with its principal office located in Westlake Village, California ("CNSI"), Coyote Technologies, LLC, a California limited liability company with its principal office located in Westlake Village, California ("CTL"), First Venture Leasing, LLC, a Delaware limited liability company with its principal office located in Stamford, Connecticut ("First Venture") and Coyote Leasing, LLC, a Delaware limited liability company with its principal office located in Stamford, Connecticut (the "Company").

                                 R E C I T A L S

          WHEREAS, each of CNSI and CTL seeks to arrange financing under credit programs for their Customers;

          WHEREAS, each of CNSI and CTL seeks to form an alliance with another company possessing funding capabilities and expertise in the area of systems management, credit programs, design, licensing and leasing programs to maximize efficiencies and create economies of scale necessary to create and develop credit programs for their Customers;

          WHEREAS, First Venture is engaged in the business of designing and implementing U.S. and foreign vendor leasing and financing programs and desires to provide financing to CNSI and CTL Customers;

          WHEREAS, First Venture has formed the Company, which will offer certain leasing and credit programs to CNSI and CTL Customers and create and develop new financing facilities and programs to be offered to CNSI and CTL Customers and efficiently manage and operate such financing programs;

          NOW, THEREFORE, in consideration of these premises and the mutual covenants set forth herein, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          The following terms shall have the following meanings for all purposes of this Agreement, and such meanings shall be equally applicable to both the singular and plural forms of the terms defined:

          "Affiliate" shall, with respect to a given Person, mean any other Person directly or indirectly controlled by or under direct or indirect common control with the Person specified.

          "Agreement" shall have the meaning given to such term in the preamble hereto, as such agreement is amended and supplemented from time to time in accordance with its terms.

          "Business" shall have the meaning given to such term in Section 5.01 hereof.

          "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Connecticut or California are authorized or required by Law to be closed.

          "Coyote Customers" shall mean any Person that is an end user of Products.

           "Coyote License Agreement" shall mean the Coyote License Agreement, dated as of the date hereof, among CNSI, CTL and the Company.

           "Finance Contracts" shall mean the agreements entered into by the Company in connection with the offering of various types of Services, including forms of leases, guarantees, financing statements, loan agreements, security agreements and other documents appropriate for the conducting of the Company's Business of providing Services.

           "First Venture Entities" shall mean First Venture or any of its Subsidiaries.

           "Information"  shall  have the  meaning  given to such term in
Section 7.01 hereof.

           "Law"  shall  mean  and  include  (a)  any  statute,   decree,
constitution, regulation, order, judgment or other directive of any Regulatory Authority; (b) any treaty, pact, compact or other agreement to which any Regulatory Authority is a party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any Law described in (a), (b) or (c) above.

           "Operating Agreement" shall mean the Operating Agreement of the Company.

           "Operative Documents" shall mean this Agreement, the Operating Agreement, the Coyote License Agreement, the Remarketing Agreement and any other agreements, documents or certificates executed and delivered in connection with the transactions contemplated under this Agreement.

           "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

           "Products"  shall  mean  any  products   (including,   without
limitation, related software licenses, but not including real estate) and related installation and maintenance services provided, furnished, manufactured, sold and/or marketed by CNSI, CTL or any of their respective Affiliates which results in revenues or income to CNSI, CTL or any of their respective Affiliates, and such additional goods or services of CNSI, CTL or any of their respective Affiliates as the parties may from time to time agree.

          "Regulatory Authorities" shall mean any national government, or political subdivision thereof or local jurisdiction therein, (b) any board, commission, department, division, organ, instrumentality, court, or agency of any entity described in (a) above, however constituted, and (c) any association, organization, or institution of which any entity described in (a) or (b) above is a member or to whose jurisdiction any such entity is subject or in whose activities any such entity is a participant but only to the extent that any of the preceding in clauses (a) - (c) have jurisdiction over the Products or its operations.

          "Remarketing Agreement" shall mean the Master Remarketing Agreement, dated as of the date hereof, among CNSI, CTL and the Company.

          "Services" shall mean the financing or leasing of Products to Coyote Customers.

          "Subsidiary" shall mean, with respect to any Person, any other Person Person which is directly or indirectly controlled by such Person. For purposes of this definition, "control", as applied to any Person, means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF FIRST VENTURE

          First Venture represents and warrants to CNSI, CTL and the Company as follows:

          2.01. Organization. First Venture is a limited liability company, validly organized and existing under the laws of the jurisdiction of its organization and has due authority to conduct business in all jurisdictions where it conducts business.

          2.02. No Conflict. The execution and delivery by First Venture of this Agreement and the other Operative Documents to which it is a party and the consummation of the transactions herein and therein contemplated do not violate or constitute a breach or default under the organizational documents of First Venture or under the terms and conditions of any documents, agreements or other writings to which First Venture is a party, or under any law, or any applicable order, which violation, breach or default could reasonably be expected to have a material adverse effect on First Venture or prohibit it from entering into, executing, delivering or performing its obligations under this Agreement.

          2.03. Authority. First Venture has the power and authority to execute and deliver this Agreement and any Operative Document to which it is a party and to perform its obligations hereunder and thereunder. Such execution, delivery, performance and consummation have been duly authorized by all necessary limited liability company action on its part. This Agreement has been duly executed and delivered by its duly authorized managing member, and constitutes its valid and legally binding obligation enforceable against it in accordance with the terms hereof, except as the same may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors' rights generally or (ii) equitable principles of general application.

          2.04. Regulatory Authorities; Capabilities. First Venture possesses all licenses and permits and other authorizations by Regulatory Authorities necessary for the conduct of its respective business and to provide to the Company the services anticipated under the Operative Documents to which it is a party, except those the lack of which would not have a material adverse effect on its respective business or its ability to provide such services. First Venture has not received notice from any Regulatory Authority indicating that such Regulatory Authority would oppose or not grant or issue its consent, if required, with respect to the transactions contemplated by this Agreement and the other Operative Documents to which it is a party.

          2.05. No Filings Required. No action of, or filing with, or consent of, any Regulatory Authority or any other third party is required by First Venture to authorize, or is otherwise required in connection with, the execution, delivery and performance by First Venture of this Agreement or the other Operative Documents to which it is a party.

                                   ARTICLE III

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

          The Company represents, warrants and covenants to CNSI, CTL and the First Venture Entities as follows:

          3.01. Organization. The Company is a limited liability company, validly organized and existing under the laws of the jurisdiction of its organization and has due authority to conduct business in all jurisdictions where it conducts business.

          3.02. No Conflict. The execution and delivery by the Company of this Agreement and the other Operative Documents to which it is a party and the consummation of the transactions herein and therein contemplated do not violate or constitute a breach or default under the organizational documents of the Company or under the terms and conditions of any documents, agreements or other writings to which the Company is a party, or under any law, or any applicable order, which violation, breach or default could reasonably be expected to have a material adverse effect on the Company or prohibit it from entering into, executing, delivering or performing its obligations under this Agreement.

          3.03. Authority. The Company has the power and authority to execute and deliver this Agreement and any Operative Document to which it is a party and to perform its obligations hereunder and thereunder. Such execution, delivery, performance and consummation have been duly authorized by all necessary limited liability company action on its part. This Agreement has been duly executed and delivered by its duly authorized managing member, and constitutes its valid and legally binding obligation enforceable against it in accordance with the terms hereof, except as the same may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors' rights generally or (ii) equitable principles of general application.

          3.04. Regulatory Authorities; Capabilities. The Company possesses and shall obtain and maintain all licenses and permits and other authorizations by Regulatory Authorities necessary for the conduct of the Business, except those the lack of which would not have a material adverse effect on its respective business or its ability to provide such services. The Company has not received notice from any Regulatory Authority indicating that such Regulatory Authority would oppose or not grant or issue its consent, if required, with respect to the transactions contemplated by this Agreement and the other Operative Documents to which it is a party.

          3.05. No Filings Required. No action of, or filing with, or consent of, any Regulatory Authority or any other third party is required by the Company to authorize, or is otherwise required in connection with, the execution, delivery and performance by the Company of this Agreement or the other Operative Documents to which it is a party.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF CNSI AND CTL

          Each of CNSI and CTL represents and warrants to the First Venture Entities and the Company as follows:

          4.01. Organization. CNSI is a corporation and CTL is a limited liability company, each validly organized and existing under the laws of the State of its incorporation or formation, as applicable, with due authority to conduct business in all jurisdictions where it conducts business.

          4.02. No Conflict. The execution and delivery by each of CNSI and CTL of this Agreement and the other Operative Documents to which CNSI or CTL is a party and the consummation of the transactions herein and therein contemplated do not violate or constitute a breach or default under the organizational documents of CNSI or CTL or under the terms and conditions of any documents, agreements or other writings to which CNSI or CTL is a party, or under any Law, or any applicable order, which violation, breach or default could reasonably be expected to have a material adverse effect on CNSI or CTL or prohibit it from entering into, executing or performing its obligations under this Agreement.

          4.03. Authority. Each of CNSI and CTL has the power and authority to execute and deliver this Agreement and any Operative Document to which it is a party and to perform its obligations hereunder and thereunder, and such execution, delivery, performance and consummation have been duly authorized by all necessary corporate action on its part. This Agreement has been duly executed and delivered by a duly authorized officer of each of CNSI and CTL, and constitutes the valid and legally binding obligation of each of CNSI and CTL enforceable against each in accordance with the terms hereof, except as the same may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other similar Laws from time to time in effect affecting creditors' rights generally or (ii) equitable principles of general application.

          4.04. Regulatory Authorities. Each of CNSI and CTL possesses all licenses and permits and other authorizations by Regulatory Authorities necessary for the conduct of its business and to provide the services anticipated to be provided by it under the Operative Documents to which it is a party, except those licenses, permits and authorizations the lack of which would not have a material adverse effect on its business or its ability to provide such services. Each of CNSI and CTL has not received notice from any Regulatory Authority indicating that such Regulatory Authority would oppose or not grant or issue its consent, if required, with respect to the transactions contemplated by this Agreement and the other Operative Documents to which it is a party. No action of, or filing with, or consent of, any Regulatory Authority or any other third party is required by either CNSI or CTL to authorize, or is otherwise required by either CNSI or CTL in connection with, the execution, delivery and performance by either CNSI or CTL of this Agreement or the other Operative Documents to which either is a party.

          4.05. Litigation. There is no Litigation that is pending, or, to the knowledge of CNSI or CTL, threatened, in or before any court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury or any other or forum for the resolution of grievances, against either CNSI or CTL.

                                    ARTICLE V

                    FORMATION OF COMPANY AND RELATED MATTERS

          5.01. Formation of Company. First Venture has formed the Company, whose purpose shall be to engage in the business of providing Services under identified credit programs to Coyote Customers in the U.S. and other countries around the world, to manage such credit programs (collectively, the "Business") and to engage in any such other legal purpose as agreed to from time to time by the Company's managing members.

          5.02. Preferred Relationship. In consideration of First Venture having formed the Company and the Company engaging in the business of providing Services to Coyote Customers, and First Venture and the Company taking all such other actions as contemplated by this Agreement and the other Operative Documents, each of CNSI and CTL agrees that it will view the Company as its preferred source for providing Services to Coyote Customers. Each of CNSI, CTL and First Venture will work with the Company to develop the Business by offering Coyote Customers new credit programs for providing Services. All leasing opportunities for equipment sold by CNSI and CTL will be presented to the Company on a first right of refusal basis. The Company will either approve the financing opportunities presented within 20 days or Coyote will be free to pursue alternate sources.

          5.03. Delivery and Execution of Certain Operative Documents. The parties hereto shall deliver or cause to be delivered to the other parties (as applicable), at or on the date of this Agreement, the Coyote License Agreement and the Remarketing Agreement.

                                   ARTICLE VI

                  INDEMNIFICATION AND LIMITATIONS ON LIABILITY

          6.01. Indemnity Under This Agreement. From and after the date hereof, CNSI, CTL, First Venture and the Company shall each indemnify, defend and hold harmless the other parties to this Agreement and their respective members, officers, directors, agents, representatives and employees (with respect to any Claims relating to (i) below) and each of CNSI and CTL shall indemnify, defend and hold harmless the Company and its respective general partners, members, officers, agents, representatives and employees (with respect to any Claims relating to (ii) below; CNSI, CTL, First Venture and the Company are referred to respectively in this Section 6.01 as the case may be as the "Indemnifying Party" and the party to whom such indemnification obligation is owed is referred to in this Section 6.01 as the "Indemnified Party"), from and against any and all actions, claims, losses, costs, liabilities, and expenses (including reasonable attorneys' fees) resulting from or arising out of (i) any breach by the Indemnifying Party of any representation, warranty, or covenant by such Indemnifying Party in this Agreement or (ii) any third party claims arising from the manufacture, sale, delivery, maintenance, service or repair by either CNSI and CTL or any of its Affiliates of any of the Products, or the condition, possession, return, disposition, use, operation, performance or control of such Products (collectively, for purposes of this Section 6.01 only, "Claims"), and will promptly reimburse any Indemnified Party for all Claims as incurred in connection with the investigation of, preparation for, or defense of any pending or threatened action or proceeding (collectively, "Proceeding"), whether or not such Indemnified Party is a formal party to any such Proceeding; provided however, that any Claims asserted by third parties concerning Company's uses anywhere throughout the world of the Marks as permitted under the Coyote License Agreement shall only be brought pursuant to the terms of the Coyote License Agreement. Notwithstanding the foregoing, the Indemnifying Party shall not be liable (a) for any amount paid by or on behalf of an Indemnified Party in settlement of any Claim without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld), (b) in respect of any losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted primarily from the bad faith, negligence, or willful misconduct of an Indemnified Party or (c) any Claim, to the extent the same results from a breach by the Indemnified Party of its representations, warranties or covenants in this Agreement or the Coyote License Agreement. An Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such Proceeding), provided, however, that the Indemnified Party may execute such settlement, compromise or consent to the entry of judgment in any pending or threatened Proceeding if the same includes an unconditional release of the Indemnifying Party hereunder from all liability arising out of such Proceeding.

          6.02. Procedure. Promptly after a party to whom an indemnification obligation is owed hereunder (an "Indemnified Party") receives notice of the commencement of any Proceeding in respect of which indemnification may be sought hereunder, the Indemnified Party will notify the party that is obligated to indemnify hereunder (an "Indemnifying Party"); but the omission to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation hereunder unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. If any such Proceeding shall be brought against the Indemnified Party, the Indemnifying Party shall, upon written notice given reasonably promptly following the Indemnified Party's notice to the Indemnifying Party of any such Proceeding, be entitled to assume the defense thereof at its own expense with counsel chosen by the Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided; however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense.

          6.03. Limitation on Liability. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE TO THE OTHER UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER ANY PARTY HERETO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING DOES NOT PRECLUDE ANY PARTY FROM BEING INDEMNIFIED AGAINST THIRD-PARTY CLAIMS UNDER ANY OF THE FOREGOING THEORIES OR FOR ANY OF THE FOREGOING DAMAGES.

          6.04. Sole Remedies. CNSI, CTL, First Venture and the Company, agree that from and after the date of this Agreement, their sole remedies for any breach of any representation, covenant or warranty contained in this Agreement shall be limited to the right of indemnification as and to the extent set forth in this Article VI, and in all events subject to all of the limitations herein, and the parties waive all and each other remedy available at Law or in equity, provided, however, that this limitation shall not apply in respect of any action brought for fraud with an actual intent to deceive or any right to remedies described in Section 9.13 hereof.

                                   ARTICLE VII

                       CONFIDENTIAL INFORMATION; PUBLICITY

          7.01. Confidential Information.

               (a) The parties agree that any and all technical, financial, operations or business information including, but not limited to, customer data, marketing plans, customer lists, customer information, customer account numbers, the status of any account, pricing information, computer access codes, instruction and/or procedural manuals, CNSI's or CTL's current operating policies and manuals, information prepared for or used in the preparation of any operating plan or credit, collections and operations manual of the Company, or financial data of any party ("Information") furnished or disclosed by any party to another party or obtained by any party as a result of its ownership interest in the Company shall be deemed the property of the disclosing party or the Company, as applicable, and when in tangible form, shall be returned by the receiving party to the disclosing party or the Company upon request along with any copies as may be authorized herein.

               (b) "Information" shall not include: (i) information previously known to the receiving party free of any obligation to keep it confidential as evidenced by written records; (ii) information that has been or subsequently is made public, through no wrongful act of the receiving party or any third party; or (iii) information that is received from a third party without restriction and without breach of this Agreement, other than information provided to such party in connection with its performance of this Agreement or any other Operative Document.

               (c) Each party agrees that it shall hold Information in confidence and shall not make disclosure of Information to anyone except such of its employees or third party contractors or agents to whom such disclosure is necessary for the purpose of and as permitted in performance of this Agreement, except in the following circumstances: (i) to the extent necessary to comply with a specific applicable Law or the valid final order of a court of competent jurisdiction in which the party making the disclosure or communication shall notify the other party in writing and shall seek confidential and proprietary treatment of the information; (ii) as part of normal reporting or review procedures of such party's Board of Directors, or managing members, as applicable, parent company, auditors and attorneys; provided, however, that such persons or entities agree to be bound by the provisions of this paragraph; (iii) to enforce its rights legally under this Agreement in a court of competent jurisdiction; (iv) as is customary in connection with the sale, transfer, pledge, syndication, assignment and/or securitization of Finance Contracts (and/or any accounts receivable or collateral in connection therewith), so long as the party disclosing Information in such circumstances obtains from such Persons to whom such Information is disclosed, an agreement in the form of this
Section 7.01, not to disclose such Information; or (v) such information as is part of the public domain through disclosure other than by or through such party. Each party shall appropriately notify each employee, contractor, or agent to whom Information is disclosed that any such disclosures are made in confidence and shall be kept in confidence by such employee, contractor, or agent, and shall require any third party contractor or agent to sign a written agreement to maintain the confidentiality of the Information.

               (d) The obligations of the parties hereunder shall survive and be enforceable by temporary and permanent injunctive relief against the breaching party and its employees, officers, directors, agents, representatives, and contractors notwithstanding any termination of this Agreement.

          7.02. Confidentiality of Agreement; Publicity.

               (a) Except as required by Law, in connection with any offering of securities or otherwise, the parties shall keep confidential and not disclose, and shall cause their officers, employees, and agents to keep confidential and not disclose, any of the terms and conditions of this Agreement or any of the Operative Documents to any third party without the prior written consent of all other parties.

               (b) The obligations of the parties hereunder shall survive and be enforceable by temporary and permanent injunctive relief against the breaching party and its employees, officers, directors, agents, representatives, and contractors notwithstanding any termination of this Agreement.

               (c) Each party will consult with each of the other parties prior to issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement, and will not issue any such release or make any such statement over the reasonable objection of any of the other parties, except as required by Law or the rules and regulations of any relevant securities exchange or quotation system.

                                  ARTICLE VIII

                              TERM AND TERMINATION

          8.01. Term. This Agreement shall take effect on the date hereof and remain in effect for a period of twelve (12) months or until terminated pursuant to Section 8.02 hereof, provided, however, the terms of this Agreement shall remain in effect, as applicable, in relation to any Finance Contract which remains in effect after the end of the term of this Agreement pursuant to this
Article VIII.

          8.02. Termination. This Agreement and the transactions contemplated hereby may be terminated as follows:

               (a) By written consent of each of the parties hereto; or

               (b) The dissolution of the Company.

          8.03. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.02, this Agreement shall become void and have no effect, except in relation to any Finance Contract which remains in effect after such termination that the provisions of Articles 6 and 7, and any other provision necessary to give effect to such surviving provisions, shall survive any such termination.

                                   ARTICLE IX

                                  MISCELLANEOUS

          9.01 Amendments and Waivers. Except as otherwise expressly provided herein, this Agreement shall not be amended or modified in any fashion except by an instrument in writing signed by the parties hereto. Waiver by a party of any condition, or any breach of this Agreement by any other party, shall not be effective unless in a writing signed by the waiving party, and no such waiver shall operate or be construed as the waiver of any conditions other than those expressly identified in the written waiver or of the same or another breach on a subsequent occasion.

          9.02. Nonassignability. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party; provided, however, that such consent shall not be required for the assignment by any party of its rights and privileges hereunder to an Affiliate wholly owned, directly or indirectly, by any of the parties, as the case may be (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder).

          9.03. No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This Agreement is not for the benefit of any other Person, other than CNSI, CTL, First Venture, the Company and their respective Subsidiaries, and no other Person, other than CNSI, CTL, First Venture, the Company and their respective Subsidiaries, shall have any rights against the parties hereunder.

          9.04 Rules of Construction. The headings in this Agreement are inserted only as a matter of convenience and in no way affect the terms or intent of any provision of this Agreement. All defined phrases, pronouns, and other variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the actual identity of the organization, person, or persona may require. No provision of this Agreement shall be construed against any parties hereto by reason of the extent to which such parties or its counsel participated in the drafting hereof. All references to dollars shall be to United States dollars.

          9.05. CHOICE OF LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS MADE AND ENTERED INTO UNDER THE LAWS OF THE STATE OF CALIFORNIA, AND THE LAWS OF THAT STATE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY THEREUNDER (WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF) SHALL GOVERN THE VALIDITY AND INTERPRETATION HEREOF AND THE PERFORMANCE BY PARTIES HERETO OF THEIR RESPECTIVE DUTIES AND OBLIGATIONS HEREUNDER. Each party hereby irrevocably consents that any legal action or proceeding against it or any of its assets with respect to this Agreement may be brought in any jurisdiction where it or any of its assets may be found, or in any court of the State of California or any Federal court of the United States of America located in Los Angeles, California, or both, as the other party may elect, and by execution and delivery of this Agreement, each party hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party further agrees that final judgment against such party in any action or proceeding in connection with this Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of such party's indebtedness. Each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the State of California, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of California has been brought in an inconvenient forum.

          9.06. Severability of Provisions. If any provision of this Agreement shall be contrary to the internal laws of California or any other applicable Law, at the present time or in the future, such provision shall be deemed null and void, but shall not affect the legality of the remaining provisions of this Agreement. This Agreement shall be deemed to be modified and amended so as to be in compliance with applicable Law and this Agreement shall then be construed in such a way as will best serve the intention of the parties at the time of the execution of this Agreement.

          9.07. Counterparts; Delivery. This Agreement may be executed in one or more counterparts. Each such counterpart shall be considered an original and all of such counterparts shall constitute a single agreement binding all the parties as if all had signed a single document. The parties acknowledge that delivery of executed counterparts of this Agreement may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.

          9.08. Entire Agreement. This Agreement (including any schedules, exhibits or other attachments hereto), taken together with the other Operative Documents, constitute the entire agreement among the parties. This Agreement and the other agreements referred to in the preceding sentence supersede all prior and contemporaneous agreements, statements, understandings, and representations of the parties. There are no representations, warranties, agreements, arrangements, or understandings, oral or written between the parties relating to the subject matter of this Agreement which are not fully expressed herein or in the other Operative Documents. The parties agree that the traditional formulation of the parol evidence rule (whereby extrinsic evidence may not be used to vary or contradict the unambiguous terms of a document that represents a final and complete expression of the parties' agreement) shall govern in any action or proceeding that may ensue concerning this Agreement and/or the other Operative Documents.

          9.09. Notices. All notices, requests, consents, or other communications required or permitted to be given under this Agreement shall be in writing, may be delivered in person by telex or telecopy, by overnight air courier, or by certified or registered mail (return receipt requested with all fees prepaid), and shall be deemed to have been duly given and to have become effective upon the date actually delivered to the parties or their assignees at the following addresses:

                  If to CNSI or CTL:

                                    Coyote Network Systems, Inc.
                                    4360 Park Terrace Drive
                                    Westlake Village, California  91361
                                    Attention:  President

                  If to First Venture:

                                    First Venture Leasing, LLC
                                    C/O Acorn Roseand & Management
                                    777 Summer Street
                                    Stamford, Connecticut 06901
                                    Attention:  Mr. Robert Loonin

                  If to the Company:

                                    Coyote Leasing, LLC
                                    777 Summer Street
                                    Stamford, Connecticut 06901
                                    Attention:  Mr. Robert Loonin

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this section.

          9.10. Waiver of Jury Trial. The parties hereto hereby waive their respective right to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by any party hereto against another party hereto on any matter whatsoever relating to, resulting from, arising out of, or in any way connected with this Agreement, or any amendment or breach hereof, including, without limitation, any claim or injury or damage, or the enforcement of any remedy under any Law, statute, or regulation, emergency or otherwise, now or hereafter in effect.

          9.11. Expenses. Each party shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including filing, registration and applicable fees, printing fees, and fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel. Notwithstanding the foregoing, any reasonable expenses incurred by First Venture on behalf of or for the benefit of the Company as contemplated hereunder shall be paid by the Company.

          9.12. Further Assurances. The parties hereto from time to time after execution of this Agreement, without further consideration, shall execute and deliver, as appropriate, such documents and take such actions as may be reasonably necessary or proper to carry out and consummate the transactions contemplated by this Agreement.

          9.13. Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions in
Section 5.02 and Article VII of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of Section 5.02 and Article VII of this Agreement and to enforce specifically such terms and provisions in any court of the United States or any state having jurisdiction; provided, however, that the foregoing shall not be construed as prohibiting any party from pursuing any other rights and remedies available to it for such breach or threatened breach.

          9.14. Brokers and Finders. In the event of a claim by any broker or finder based upon his or its representing or being retained by or allegedly representing or being retained by any party, such party agrees to indemnify and hold each other party harmless of and from any liability in respect of such claim.

          9.15. Relationship of Parties. Nothing contained in this Agreement shall be construed as constituting a partnership or agency relationship between the parties hereto. As of the date of this Agreement, the relationship of the parties one to another for all purposes shall be that of independent members of a limited liability company.

          IN WITNESS WHEREOF the undersigned hereto execute this Agreement.

                                         COYOTE NETWORK SYSTEMS, INC.

                                         By:
                                                -------------------------
                                                Name:
                                                Title:

                                         COYOTE TECHNOLOGIES, LLC

                                         By:
                                                -------------------------
                                                Name:
                                                Title:


                                         FIRST VENTURE LEASING, LLC

                                         By:
                                                -------------------------
                                                Name:
                                                Title:


                                         COYOTE LEASING, LLC

                                         By:
                                                -------------------------
                                                Name:
                                                Title:

                 FIRST AMENDMENT TO FINANCIAL SERVICES AGREEMENT


     This First Amendment to the parties Financial Services Agreement (the "Agreement") is made this 2nd day of February 2000, by and among Coyote Network Systems, Inc., a Delaware corporation with its principal office located in Westlake Village, California ("CNSI"), Coyote Technologies, LLC, a California limited liability company with its principal office located in Westlake Village, California ("CTL"), a First Venture Leasing, LLC, a Delaware limited liability company with its principal office located in Stamford, Connecticut ("First Venture") and Coyote Leasing, LLC, a Delaware limited liability company with its principal office located in Stamford, Connecticut (the "Company").

                                 R E C I T A L S

     WHEREAS, each of CNSI, CTL, First Venture and the Company are parties to a Financial Services Agreement entered into on January 25, 2000 (the "Agreement");

     WHEREAS, each of CNSI, CTL, First Venture and the Company wish to amend the Agreement;

     NOW, THEREFORE, in consideration of these premises and the mutual covenants set forth herein, the parties hereby agree as follows:

     Article V, Section 5.02 of the Agreement is replaced and superseded in its entirety with:

          5.02. Preferred Relationship. In consideration of First Venture having formed the Company and the Company engaging in the business of providing Services to Coyote Customers, and First Venture and the Company taking all such other actions as contemplated by this Agreement and the other Operative Documents, each of CNSI and CTL agrees that it will view the Company as a preferred, but nonexclusive source for providing Services to Coyote Customers. Each of CNSI, CTL and First Venture will work with the Company to develop the Business by offering Coyote Customers new credit programs for providing Services.

         In all other respects, the Agreement is hereby ratified and affirmed.

                                       COYOTE NETWORK SYSTEMS, INC.

                                       By:
                                             ----------------------------
                                             Name:
                                             Title:

                                       COYOTE TECHNOLOGIES, LLC

                                       By:
                                             ----------------------------
                                             Name:
                                             Title:

                                       FIRST VENTURE LEASING, LLC

                                       By:
                                             ----------------------------
                                             Name:
                                             Title:


                                       COYOTE LEASING, LLC

                                       By:
                                             ----------------------------
                                             Name:
                                             Title: